                          ARTHUR ANDERSEN LLP


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accounts, we hereby consent to the use of our reports (and all references to our Firm) included in or made a part of this Registration Statement File No. 333-91925 for Hartford Life Insurance Company Separate Account Two on Form N-4.



Hartford, Connecticut                            /s/ Arthur Andersen LLP
February 16, 2000